UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2018 (December 19, 2017)

Fonon Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-51443	36-4739442
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 N Keller Rd., Ste. G Orlando, FL	32810
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 804-1000

  (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On December 19, 2017, the registrant, Fonon Corporation (“Fonon”), appointed KDK Accountancy Corporation, located in Maitland, Florida, which specializes in income tax reconciliation and tax returns, to reconcile the income tax loss carry forward arising from operation of the predecessor companies. KDK will also research all franchise taxes, state and applicable federal taxes to reconcile and refile, if necessary, federal tax returns for the last 10 years to bring them current. Fonon’s financial statements reflect a $28,024,755 loss carry forward from its predecessor companies’ operating losses that expire between 2026 and 2034.

Fonon management views this investigation to reconcile its income tax liability versus its deferred tax assets as an important first step in bringing its SEC filings current.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fonon Corporation

Date: January 9, 2018	By:	/s/ Dmitriy Nikitin
Dmitriy Nikitin
President

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